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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 (No. 333-91325) of our report dated January 21, 2000 relating to the consolidated financial statements, which appears in Vitria Technology, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999.

/s/ PricewaterhouseCoopers

San Jose, California
December 18, 2000